©2018 Regal Beloit Corporation, Proprietary and Confidential Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Business Development & Investor Relations Fourth Quarter 2017 Earnings Conference Call February 6, 2018 Regal Beloit Corporation Rob Rehard Vice President Financial Planning & Analysis

2 Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward- looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions business of Emerson Electric Co. (“PTS”) or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses including PTS, and the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; effect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed on March 1, 2017 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

3 Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating income, adjusted operating margin, adjusted EBITDA, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, adjusted EBITDA, free cash flow and free cash flow as a percentage of net income are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”) and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

4 Agenda and Opening Comments Opening Comments Mark Gliebe 4Q & FY 2017 Results Chuck Hinrichs Tax Reform & 2018 Outlook Rob Rehard Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All

5  Organic Sales* Up 6.9% – Commercial & Industrial Systems Up 8.7% – Climate Solutions Flat – Power Transmission Solutions Up 11.9%  Adjusted Operating Margin* Up 20 bps from Prior Year – Benefitted from Strong Volume, Incremental Price and Productivity – Constrained by Commodity Inflation and Difficult SG&A Comparisons  Adjusted Diluted EPS* Up 9.6% from Prior Year  Repatriated $90 Million in Cash and Paid Down $74 Million in Debt Opening Comments – 4th Quarter Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong Organic Sales Growth & Progress on Our March to Improve Margins

6  Entering 2018 – Orders Up Versus Prior Year in All Three Segments – Manufacturing Facilities Performing  Expecting Low to Mid-Single Digit Organic Sales Growth in 2018 Sales – Continued Growth in Residential & Light Commercial HVAC – Robust Commercial and Industrial End Markets – Positive Incremental Pricing – Organic Growth Stronger in 1H than 2H  Expecting Operating Margin Improvement – Simplification – Price Increases Implemented in All Three Segments  FY 2018 Adjusted Diluted EPS* Guidance of $5.35 - $5.75 Per Share Opening Comments – Looking Forward 2018 Adj. Diluted EPS* Guidance Midpoint is a 14% Annual Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

7 Strong Organic Sales Growth in 4Q 2017 and FY 2017  4Q 2017 Sales of $820.7 Million, Up 8.3% – Foreign Currency Translation of 1.3% – Organic Sales* Up 6.9%  FY 2017 Organic Sales Growth of 4.3% – C&I Systems Segment Organic Sales Growth of 4.6% – Climate Solutions Segment Organic Sales Growth of 3.1% – Power Transmission Solutions Segment Organic Sales Growth of 5.3% 4th Quarter 2017 Sales Performance * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

8 4th Quarter 2017 Adj. Operating Profit Performance Continued Improvement in Adjusted Operating Margin  Adjusted Operating Margin* of 9.7% – 20 bps Higher than 4Q 2016  Volume Growth Benefits Partially Offset by Price/Cost  $2.7 million LIFO Expense – C&I Segment $11.2 Million Expense – Climate Segment $6.1 Million Benefit – PTS Segment $2.4 Million Benefit  Higher SG&A Expenses Primarily Due to Timing * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

9 4th Quarter 2017 Financial Results Adjusted Diluted EPS* Up 9.6% for 4Q and Up 9.7% for FY 2017  $1.6 Million Restructuring and Related Costs from Simplification Projects  $0.4 Million Gain on Sale of Assets from a Previously Closed Business  $1.0 Million Provisional Benefit of Tax Reform * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Twelve Months Ended Dec 30, 2017 Dec 31, 2016 Dec 30, 2017 Dec 31, 2016 GAAP Diluted Earnings Per Share $ 1.15 $ 1.01 $ 4.74 $ 4.52 Restructuring and Related Costs 0.02 0.04 0.22 0.10 Gain on Disposal of Businesses — — — (0.14) Gain on Sale of Assets (0.01) (0.01) (0.07) (0.04) Provisional Benefit of the New US Tax Legislation (0.02) — (0.02) — Adjusted Diluted Earnings Per Share $ 1.14 $ 1.04 $ 4.87 $ 4.44 *

10 Capital Expenditures  $16.2 Million in 4Q 2017  $65.2 Million in FY 2017 Restructuring and Related Costs  $1.6 Million in 4Q 2017  $14.1 Million in FY 2017 Effective Tax Rate (ETR)  21.0% ETR in 4Q 2017, Excluding the Tax Reform Impact  21.7% ETR in FY 2017, Excluding the Tax Reform Impact Balance Sheet at December 30, 2017  Total Debt of $1,141.1 Million  Net Debt of $1,001.5 Million  4Q 2017 Debt Reduction of $74.3 Million  FY 2017 Debt Reduction of $274.7 Million  Total Debt/Adj. EBITDA* at 2.4 4th Quarter 2017 Key Financial Metrics Free Cash Flow*  $40.7 Million in 4Q 2017  79.0% of Net Income in 4Q 2017  106.4% of Net Income in FY 2017  Cash Repatriation of $90.0 Million in 4Q 2017 and $244.3 Million in FY 2017 * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

11 $1.0 Million Net Benefit in 2017 and Estimating ~1% Decrease in 2018 ETR Impact of U.S. Tax Reform Impact on 4th Quarter 2017 Results  $1.0 Million Net Benefit from Provisional Estimates – Transition Tax Expense on non-U.S. Earnings, Payable over 8 Years – Withholding Tax Expense on Future non-U.S. Dividends – Benefit from Revaluation of Deferred Tax Liabilities Impact on 2018 Effective Tax Rate  Effective Tax Rate in 2017 Was 21.7% Excluding Tax Reform Impact  Effective Tax Rate in 2018* Estimated to be ~21% * Excluding Discrete Items and Finalization of 2017 Provisional Estimates

12 2018 Full Year Guidance  Low to Mid-Single Digit Organic Sales* Growth in 2018  Improvement in 2018 Adjusted Operating Margin  FY 2018 GAAP Diluted EPS Guidance of $5.19 to $5.59  FY 2018 Adjusted Diluted EPS* Guidance of $5.35 to $5.75 − Restructuring and Related Costs of $10.0 Million or $0.16 per Share  Key Assumptions: − Capital Expenditures of ~$75 Million − Depreciation & Amortization Expense of ~$135 Million − Net Interest Expense of ~$48 Million − ETR of ~21% − Excludes Impact of Any Potential Share Repurchases * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2018 Adj. EPS Expected to Increase 14% at the Guidance Midpoint

13 Sales  Organic Sales* Up 8.7%  Sales Performance – Demand Up in Commercial HVAC, Pool Pump, Oil & Gas and Distribution – Power Gen Strength in Data Centers – Strong Demand in China – Price Up from 3Q 2017 and Prior Year Adj. Operating Margin*  6.1% of Sales  Up 30 bps from Prior Year – Volume Benefit – Headwind from Commodity Inflation 4Q 2017 Commercial & Industrial Systems Sales $369 $408 4Q16 4Q17 $22 $25 4Q16 4Q17 Adj. Income from Operations* ($ millions) Strong Organic Sales Growth in 4Q and Margin Improvement On the Way * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

14  Simplification Programs – Majority of FY 2017 Restructuring Focused on C&I – Mostly Completed in 2H 2017 – Expecting $6-$7 Million Cost Benefit in 2018  Pricing – Price Increase Implemented in 4Q 2017 – Continued Positive Impact of Two-Way Material Price Formulas – Price/Cost Expected to Be Neutral by 2Q 2018  Volume & Productivity Manufacturing Improvements – 2017 Efficiency Headwinds Due to Volume Ramp – Efficiency Improved Exiting 4Q 2017 and Expected to Continue into 2018 Commercial & Industrial 2018 Improvement Plan 2018 Guidance Includes Adj. Operating Margin Improvement in C&I

15 Sales  Organic Sales* Flat  Sales Performance – NA Resi HVAC OEM Flat vs. Strong Prior Year – HVAC Distribution Down, but Improving  FY 2017 Organic Sales* Up 3.1% Adj. Operating Margin*  14.3% of Sales  Up 150 bps from Prior Year – Higher Factory Volume and Productivity – Partially Offset by Commodity Inflation and Higher SG&A  Price/Cost Expecting to Turn Neutral by 2Q 2018  FY 2017 Up 60 bps 4Q 2017 Climate Solutions Sales 2018 Guidance Includes Adj. Operating Margin Improvement in Climate $215 $216 4Q16 4Q17 $28 $31 4Q16 4Q17 Adj. Income from Operations* ($ millions) * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

16  New Product Innovations for FER* – New Efficiency Regulation Effective July 2019 – Regal Offering Solutions to Customers  IoT Capabilities in HVAC Products – Ensite® Motor with Near Field Communication – Improves Installation and Field Diagnostics AHR Expo 2018 Innovation to Drive Growth * Fan Energy Rating, U.S. Department of Energy  Disruptive Axial Motor Technology – DEC Star® Blower for Residential Furnaces – UlteMAX® Motor for Commercial HVAC – Pre-Mix Blowers for Commercial Boilers – GlacAir™ Motor for Commercial Refrigeration

17 4Q 2017 Power Transmission Solutions SalesSales  Organic Sales* Up 11.9%  Sales Performance – Strength in Oil & Gas, Renewable Energy, Distribution, Aerospace and Marine Adj. Operating Margin*  12.2% of Sales  Down 110 bps from Prior Year  Up 30 bps from 3Q 2017 – Benefits from Volume Offset by Higher SG&A  2H17 Up 170 bps from 2H16  FY 2017 Up 90 bps $174 $197 4Q16 4Q17 $23 $24 4Q16 4Q17 Adj. Income from Operations* ($ millions) Strong 2017 PTS Performance! * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

18 4th Quarter 2017  Organic Sales* Up 6.9%  Adjusted Operating Margin* Up 20 bps  Adjusted Diluted EPS* Up 9.6% Full Year 2017  Organic Sales* Up 4.3%  Adjusted Operating Margin* Up 40 bps  Adjusted Diluted EPS* Up 9.7%  7th Consecutive Year, Free Cash Flow* > 100% of Net Income  Repatriated $244 Million Cash  Repurchased $45 Million of Shares  Paid Down $275 Million Debt  Reduced Total Debt/Adj. EBITDA* to 2.4 4th Quarter and FY 2017 Summary Meaningful Progress on All Key Metrics of Enterprise Strategy * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

19  2017 Momentum Expected to Continue  Orders Up in All Three Segments Entering 2018  Projecting Organic Sales* Up Low to Mid-Single Digits  Third Consecutive Year of Margin Improvement  14% Increase in 2018 Adj. Diluted Earnings Per Share* 2018 Outlook Momentum Expected To Continue into 2018 * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

20 Questions and Answers

21 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Dec 30, 2017 Dec 31, 2016 Dec 30, 2017 Dec 31, 2016 GAAP Diluted Earnings Per Share 1.15$ 1.01$ 4.74$ 4.52$ Restructuring and Related Costs 0.02 0.04 0.22 0.10 Gain on Disposal of Businesses - - - (0.14) Gain on Sale of Assets (0.01) (0.01) (0.07) (0.04) Provisional Benefit of the New US Tax Legislation (0.02) - (0.02) - Adjusted Diluted Earnings Per Share 1.14$ 1.04$ 4.87$ 4.44$ 2018 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2018 Diluted EPS Annual Guidance 5.19$ 5.59$ Restructuring and Related Costs 0.16 0.16 2018 Adjusted Diluted EPS Annual Guidance 5.35$ 5.75$ Three Months Ended Twelve Months Ended

Appendix Non-GAAP Reconciliations

ADJUSTED OPERATING INCOME (Dollars in Millions)	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Dec 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016
GAAP Income from Operations	$ 24.0	$ 20.5	$ 30.4	$ 27.0	$ 23.9	$ 22.6	$ 78.3	$ 70.1
Restructuring and Related Costs	1.1	1.5	0.5	0.6	-	0.5	1.6	2.6
Gain on Sale of Assets	(0.4)	(0.5)	-	-	-	-	(0.4)	(0.5)
Adjusted Income from Operations	$ 24.7	$ 21.5	$ 30.9	$ 27.6	$ 23.9	$ 23.1	$ 79.5	$ 72.2
GAAP Operating Margin %	5.9 %	5.6 %	14.0 %	12.5 %	12.2 %	13.0 %	9.5 %	9.2 %
Adjusted Operating Margin %	6.1 %	5.8 %	14.3 %	12.8 %	12.2 %	13.3 %	9.7 %	9.5 %

ADJUSTED OPERATING INCOME (Dollars in Millions)	Twelve Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Dec 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016
GAAP Income from Operations	$ 100.0	$ 103.5	$ 140.6	$ 129.9	$ 89.5	$ 87.2	$ 330.1	$ 320.6
Restructuring and Related Costs	10.9	2.5	2.5	2.6	0.7	1.7	14.1	6.8
Gain on Disposal of Businesses	-	-	-	-	(0.1)	(11.6)	(0.1)	(11.6)
Gain on Sale of Assets	(1.1)	(1.7)	-	-	(2.8)	-	(3.9)	(1.7)
Adjusted Income from Operations	$ 109.8	$ 104.3	$ 143.1	$ 132.5	$ 87.3	$ 77.3	$ 340.2	$ 314.1
GAAP Operating Margin %	6.2 %	6.8 %	14.2 %	13.5 %	11.7 %	11.9 %	9.8 %	9.9 %
Adjusted Operating Margin %	6.8 %	6.8 %	14.4 %	13.8 %	11.4 %	10.5 %	10.1 %	9.7 %

REGAL®

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23 Appendix Non-GAAP Reconciliations FREE CASH FLOW (Dollars in Millions) Dec 30, 2017 Dec 31, 2016 Dec 30, 2017 Dec 31, 2016 Net Cash Provided by Operating Activities 56.9$ 111.9$ 291.9$ 442.3$ Additions to Property Plant and Equipment (16.2) (19.1) (65.2) (65.2) Free Cash Flow 40.7$ 92.8$ 226.7$ 377.1$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 79.0% 203.5% 106.4% 185.4 % Three Months Ended Twelve Months Ended

24 Appendix Non-GAAP Reconciliations ORGANIC SALES GROWTH (Dollars in Millions) Commercial & Industrial Systems Climate Solutions Power Transmission Solutions Total Regal Net Sales 407.7$ 216.4$ 196.6$ 820.7$ Impact from Foreign Currency Exchange Rates (6.4) (1.4) (2.2) (10.0) Adjusted Net Sales 401.3$ 215.0$ 194.4$ 810.7$ Net Sales Three Months Ended Dec 31, 2016 369.2$ 215.2$ 173.7$ 758.1$ Organic Sales Growth % 8.7% (0.1)% 11.9% 6.9 % Net Sales Growth % 10.4% 0.6% 13.2% 8.3 % ORGANIC SALES GROWTH (Dollars in Millions) Commercial & Industrial Systems Climate Solutions Power Transmission Solutions Total Regal Net Sales 1,604.3$ 990.6$ 765.4$ 3,360.3$ Net Sales from Business Divested - - 9.0 9.0 Impact from Foreign Currency Exchange Rates (2.5) (0.7) (1.6) (4.8) Adjusted Net Sales 1,601.8$ 989.9$ 772.8$ 3,364.5$ Net Sales Twelve Months Ended Dec 31, 2016 1,530.9$ 960.0$ 733.6$ 3,224.5$ Organic Sales Growth % 4.6% 3.1% 5.3% 4.3 % Net Sales Growth % 4.8% 3.2% 4.3% 4.2 % Three Months Ended December 30, 2017 Twelve Months Ended December 30, 2017

25 Appendix Non-GAAP Reconciliations (Dollars in Millions) LTM Dec 30, 2017 Net Income Attributable to Regal Beloit Corporation 213.0$ Plus: Minority Interest 5.1 Plus: Taxes 59.1 Plus: Interest Expense 56.1 Less: Interest Income (3.2) Plus: Depreciation and Amortization 137.2 Plus: Restructuring and Related Costs 14.1 Less: Gain on Sale of Assets (3.9) Less: Gain on Disposal of Business (0.1) Adjusted EBITDA 477.4$ Current Maturities of Debt 101.2$ Long-Term Debt 1,039.9 Total Debt 1,141.1$ Total Debt/Adjusted EBITDA 2.4 TOTAL DEBT/ADJUSTED EBITDA

26 Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015, 2016, 2017 and 2018 have 52 weeks  Fiscal Year 2014 had 53 weeks